                                                                    EXHIBIT 5(b)

        SCUDDER GLOBAL EQUITY PORTFOLIO INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of March, 1997, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and Metropolitan Life Insurance Company, a New York corporation (the "Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio, and the Loomis Sayles High Yield Bond Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

      WHEREAS, the Investment Manager currently provides investment management and corporate administrative services to each of the Portfolios pursuant to separate investment management agreements between the Fund and the Investment Manager; and

      WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Investment Manager;

      NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:
                                   ARTICLE 1.

                       Duties of the Investment Manager.
                       --------------------------------

      The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Scudder Global Equity Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      (a) Investment Management Services. In acting as investment manager to the
          ------------------------------
Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      (b) Administrative Services. In addition to the performance of investment
          -----------------------
advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

      The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

      (c) Sub-Investment Manager. Notwithstanding any other provision of this
          ----------------------
Agreement, the Fund and the Investment Manager may agree to the employment of Scudder, Stevens & Clark, Inc. as the Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the

Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                      Allocation of Charges and Expenses.
                      ----------------------------------

      (a) The Investment Manager.  In addition to the compensation paid to any
          ----------------------
Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

      (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all
          --------
other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

      All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.

                    Compensation of the Investment Manager.
                    --------------------------------------

      For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.

               Limitation of Liability of the Investment Manager.
               -------------------------------------------------

      (a) In the performance of advisory services as provided in

Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

      (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.

                     Activities of the Investment Manager.
                     ------------------------------------

      The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.

                                  Definitions.
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.

                                 Governing Law.
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                           METROPOLITAN SERIES FUND, INC.



                           By_____________________________
                                President


Attest:

----------------------
      Secretary


                           METROPOLITAN LIFE INSURANCE COMPANY



                           By_________________________________
                                Executive Vice-President


Attest:


-------------------
Assistant Secretary

                                    APPENDIX

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                        Scudder Global Equity Portfolio
                        -------------------------------

                      1st $50M       .90%
                      next $50M      .55%
                      next $400M     .50%
                      above $500M    .475% of the average daily value of the net
                                     assets of the Portfolio.

    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO INVESTMENT MANAGEMENT
                                   AGREEMENT

     AGREEMENT made this 1st day of March, 1997, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and Metropolitan Life Insurance Company, a New York corporation (the "Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio, and the Loomis Sayles High Yield Bond Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

      WHEREAS, the Investment Manager currently provides investment management and corporate administrative services to each of the Portfolios pursuant to separate investment management agreements between the Fund and the Investment Manager; and

      WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the T. Rowe Price Small Cap Growth Portfolio of the Fund with the Investment Manager;

      NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:
                                   ARTICLE 1.

                       Duties of the Investment Manager.
                       --------------------------------

      The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      (a) Investment Management Services. In acting as investment manager to the
          ------------------------------
Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      (b) Administrative Services. In addition to the performance of investment
          -----------------------
advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

      The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

      (c) Sub-Investment Manager. Notwithstanding any other provision of this
          ----------------------
Agreement, the Fund and the Investment Manager may agree to the employment of T. Rowe Price Associates, Inc. as the Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such

Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                      Allocation of Charges and Expenses.
                      ----------------------------------

      (a) The Investment Manager.  In addition to the compensation paid to any
          ----------------------
Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

      (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all
          --------
other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

      All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.

                    Compensation of the Investment Manager.
                    --------------------------------------

      For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.

              Limitation of Liability of the Investment Manager.
              -------------------------------------------------

      (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

      (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.

                     Activities of the Investment Manager.
                     ------------------------------------

      The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.

                                  Definitions.
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.

                                 Governing Law.
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                           METROPOLITAN SERIES FUND, INC.



                           By_____________________________
                                President

Attest:


----------------------
      Secretary


                           METROPOLITAN LIFE INSURANCE COMPANY



                           By_________________________________
                                Executive Vice-President


Attest:


-------------------
Assistant Secretary

                                    APPENDIX

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                    T. Rowe Price Small Cap Growth Portfolio
                    ----------------------------------------

                      1st $100M      .55%
                      next $300M     .50%
                      above $400M    .45% of the average daily value of the net
                                     assets of the Portfolio.

            JANUS MID CAP PORTFOLIO INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of March, 1997, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and Metropolitan Life Insurance Company, a New York corporation (the "Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio, and the Loomis Sayles High Yield Bond Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

      WHEREAS, the Investment Manager currently provides investment management and corporate administrative services to each of the Portfolios pursuant to separate investment management agreements between the Fund and the Investment Manager; and

      WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Janus Mid Cap Portfolio, of the Fund with the Investment Manager;

      NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:
                                   ARTICLE 1.

                       Duties of the Investment Manager.
                       --------------------------------

      The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Janus Mid Cap Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The

Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      (a) Investment Management Services. In acting as investment manager to the
          ------------------------------
Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      (b) Administrative Services. In addition to the performance of investment
          -----------------------
advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

      The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

      (c) Sub-Investment Manager. Notwithstanding any other provision of this
          ----------------------
Agreement, the Fund and the Investment Manager may agree to the employment of Janus Capital Corporation as the Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment

Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                      Allocation of Charges and Expenses.
                      ----------------------------------

      (a) The Investment Manager.  In addition to the compensation paid to any
          ----------------------
Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

      (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all
          --------
other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

      All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.

                    Compensation of the Investment Manager.
                    --------------------------------------

      For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.

               Limitation of Liability of the Investment Manager.
               -------------------------------------------------

      (a) In the performance of advisory services as provided in

Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

      (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.

                     Activities of the Investment Manager.
                     ------------------------------------

      The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.

                                  Definitions.
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.

                                 Governing Law.
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                           METROPOLITAN SERIES FUND, INC.



                           By_____________________________
                                President

Attest:


----------------------
      Secretary


                           METROPOLITAN LIFE INSURANCE COMPANY



                           By_________________________________
                                Executive Vice-President


Attest:


-------------------
Assistant Secretary

                                    APPENDIX

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                            Janus Mid Cap Portfolio
                            -----------------------

                      1st $100M      .75%
                      next $400M     .70%
                      above $500M    .65% of the average daily value of the net
                                          assets of the Portfolio.

         LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO INVESTMENT MANAGEMENT

                                   AGREEMENT

     AGREEMENT made this 1st day of March, 1997, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and Metropolitan Life Insurance Company, a New York corporation (the "Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio, and the Loomis Sayles High Yield Bond Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

      WHEREAS, the Investment Manager currently provides investment management and corporate administrative services to each of the Portfolios pursuant to separate investment management agreements between the Fund and the Investment Manager; and

      WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Loomis Sayles High Yield Bond Portfolio of the Fund with the Investment Manager;

      NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:
                                   ARTICLE 1.

                       Duties of the Investment Manager.
                       --------------------------------

      The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Loomis Sayles High Yield Bond Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      (a) Investment Management Services. In acting as investment manager to the
          ------------------------------
Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      (b) Administrative Services. In addition to the performance of investment
          -----------------------
advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

      The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

      (c) Sub-Investment Manager. Notwithstanding any other provision of this
          ----------------------
Agreement, the Fund and the Investment Manager may agree to the employment of Loomis, Sayles & Company, L.P. as the Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such

Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                      Allocation of Charges and Expenses.
                      ----------------------------------

      (a) The Investment Manager.  In addition to the compensation paid to any
          ----------------------
Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

      (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all
          --------
other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

      All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.

                    Compensation of the Investment Manager.
                    --------------------------------------

      For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.

              Limitation of Liability of the Investment Manager.
              -------------------------------------------------

      (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

      (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.

                     Activities of the Investment Manager.
                     ------------------------------------

      The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1994 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.

                                  Definitions.
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.

                                 Governing Law.
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                           METROPOLITAN SERIES FUND, INC.



                           By_____________________________
                                President

Attest:


----------------------
      Secretary


                           METROPOLITAN LIFE INSURANCE COMPANY



                           By_________________________________
                                Executive Vice-President


Attest:


-------------------
Assistant Secretary

                                    APPENDIX

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                    Loomis Sayles High Yield Bond Portfolio
                    ---------------------------------------

                        .70% of the average daily value of the net
                                  assets of the Portfolio.